UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Investor Rights Agreement

On December 8, 2021, ADT Inc. (the “Company”) entered into the Investor Rights Agreement (“IRA”) with the members (the “CSG Members”) of Compass Solar Group, LLC, a Delaware limited liability company (“CSG”), and the members (the “Blocker Members”) of each of MGG SPV VIII LLC, a Delaware limited liability company (“SPV VIII”), and MGG SPV VII LLC, a Delaware limited liability company (“SPV VII” and, together with SPV VIII, the “Blockers”), party to the Purchase Agreement, dated November 8, 2021 (the “Purchase Agreement”), by and among the Company, The ADT Security Corporation, CSG, the Blockers, the CSG Members, the Blocker Members, and Compass Group Management, LLC as the Member Representative. The description of the IRA set forth in the Current Report on Form 8-K filed by the Company on November 9, 2021 is incorporated herein.

The foregoing description of the IRA does not purport to be complete and is qualified in its entirety by reference to the full text of the IRA, which will be filed with our Annual Report on Form 10-K for fiscal year 2021.

Item 7.01	Regulation FD Disclosure.

On December 9, 2021, the Company issued a press release (the “Press Release”) announcing the closing of the transaction (the “Transaction”) contemplated by the Purchase Agreement. A copy of the Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The foregoing information (including Exhibit 99.1 hereto) is being furnished under Item 7.01. Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated December 9, 2021 announcing the closing of the Transaction

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 9, 2021	ADT Inc.

		By:	/s/ Jeffrey Likosar
Jeffrey Likosar
Chief Financial Officer and President, Corporate Development